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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 17, 2002
                                                  -----------------


                       InKine Pharmaceutical Company, Inc.
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               (Exact Name of Registrant as Specified in Charter)

New York                                 0-24972                 13-3754005
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(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)

1787 Sentry Parkway West
Building 18, Suite 440
Blue Bell, Pennsylvania                                            19422
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (215) 283-6850
                                                     --------------
















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Item 5.           Other Events

                  On December 17, 2002, InKine Pharmaceutical Company, Inc. (the "Company") completed a private placement of $13 million of 10% Senior Secured Convertible Notes due June 2005 and warrants to purchase 2,459,460 shares (35% coverage) of the Company's common stock. The notes are convertible into the Company's common stock at a conversion price of $1.85 per share. The warrants are exercisable for shares of the Company's common stock at an exercise price of $1.85 per share. The offering price represented an "above market" price per common share based on the average of the daily closing price of the Company's common stock for the four trading days preceding the execution of the definitive purchase agreement. The Company used all of the proceeds from the private placement to repay its current outstanding June 2003 Convertible Notes, which were redeemed at a 30% premium to face value. The Company agreed to file a registration statement for the resale of the common stock issuable upon conversion of the notes and exercise of the warrants within 60 days after the closing of the private placement.

Item 7.           Exhibits

                  The following exhibits are filed as part of this report on Form 8-K:

         Exhibit No.       Title
         -----------       -----

         4.1 Securities Purchase Agreement, among the Company, S.A.C. Capital Associates, LLC, SDS Merchant Fund, L.P., Royal Bank of Canada, through RBC Dominion Securities Corporation as its agent, Solomon Strategic Holdings, Inc., and Tail Wind Fund, Ltd. dated as of December 16, 2002. (In accordance with Item 601 of Regulation S-K, the schedules and certain exhibits have been omitted. They are available upon request. For certain exhibits, please see Exhibit Nos. 4.2, 4.3, 4.4 and 4.5.)
         4.2 Registration Rights Agreement, among the Company, S.A.C. Capital Associates, LLC, Royal Bank of Canada, through RBC Dominion Securities Corporation as its agent, Solomon Strategic Holdings, Inc., and Tail Wind Fund, Ltd. dated as of December 17, 2002.
         4.3 Security Agreement, among the Company, S.A.C. Capital Associates, LLC, Royal Bank of Canada, through RBC Dominion Securities Corporation as its agent, Solomon Strategic Holdings, Inc., and Tail Wind Fund, Ltd. dated as of December 17, 2002.
         4.4      Form of Convertible Senior Secured Notes.
                  (In accordance with Item 601 of Regulation S-K, similar notes issued to the investors have not been filed because they are identical in all material respects.)
         4.5      Form of Common Stock Purchase Warrant.
                  (In accordance with Item 601 of Regulation S-K, similar warrants granted to the investors have not been filed because they are identical in all material respects except for the number of warrants granted to each investor.)
         99.1     Press Release, dated December 16, 2002.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INKINE PHARMACEUTICAL COMPANY, INC.

                                            By: /s/ Robert F. Apple
                                               ---------------------------------
                                               Robert F. Apple
                                               Executive Vice President and
                                               Chief Financial Officer

Dated: December 19, 2002





















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                                  EXHIBIT INDEX


         Exhibit No.       Title
         -----------       -----

         4.1 Securities Purchase Agreement, among the Company, S.A.C. Capital Associates, LLC, SDS Merchant Fund, L.P., Royal Bank of Canada, through RBC Dominion Securities Corporation as its agent, Solomon Strategic Holdings, Inc., and Tail Wind Fund, Ltd. dated as of December 16, 2002. (In accordance with Item 601 of Regulation S-K, the schedules and certain exhibits have been omitted. They are available upon request. For certain exhibits, please see Exhibit Nos. 4.2, 4.3, 4.4 and 4.5.)
         4.2 Registration Rights Agreement, among the Company, S.A.C. Capital Associates, LLC, Royal Bank of Canada, through RBC Dominion Securities Corporation as its agent, Solomon Strategic Holdings, Inc., and Tail Wind Fund, Ltd. dated as of December 17, 2002.
         4.3 Security Agreement, among the Company, S.A.C. Capital Associates, LLC, Royal Bank of Canada, through RBC Dominion Securities Corporation as its agent, Solomon Strategic Holdings, Inc., and Tail Wind Fund, Ltd. dated as of December 17, 2002.
         4.4      Form of Convertible Senior Secured Notes. (In accordance with
                  Item 601 of Regulation S-K, similar notes issued to the investors have not been filed because they are identical in all material respects.)
         4.5      Form of Common Stock Purchase Warrant.
                  (In accordance with Item 601 of Regulation S-K, similar warrants granted to the investors have not been filed because they are identical in all material respects except for the number of warrants granted to each investor.)
         99.1     Press Release, dated December 16, 2002.



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